Share Capital - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Apr. 30, 2020	Oct. 31, 2019
Disclosure of Basel III captial disclosure [line items]
CET1 capital	$ 29,535	$ 27,707
Tier 1 capital	32,685	30,851
Total capital	37,968	35,854
Total risk-weighted assets (RWA)	$ 261,763	$ 239,863
CET1 ratio	11.30%	11.60%
Tier 1 capital ratio	12.50%	12.90%
Total capital ratio	14.50%	15.00%
Leverage ratio exposure	$ 726,959	$ 714,343
Leverage ratio	4.50%	4.30%